Exhibit 13
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Brian C. Scott, Director and Senior Vice President - Operations of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2008.

/s/ Brian C. Scott
Brian C. Scott Director and Senior Vice President - Operations

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lon J. Olejniczak, Director and President of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2008.

/s/ Lon J. Olejniczak
Lon J. Olejniczak Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert F. Colby, Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2008.

/s/ Robert F. Colby
Robert F. Colby Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Peter P. Post
Peter P. Post Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, William L. Busler, Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ William L. Busler
William L. Busler Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Cornelis H. Verhagen, Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Cornelis H. Verhagen
Cornelis H. Verhagen Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Steven E. Frushtick
Steven E. Frushtick Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald F. Mosher, Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2008.

/s/ Ronald F. Mosher
Ronald F. Mosher Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr. Director of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ William Brown, Jr.
William Brown, Jr. Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice President of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Robert R. Frederick
Robert R. Frederick Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director, Treasurer and Chief Financial Officer of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ John T. Mallett
John T. Mallett
Director, Treasurer and Chief Financial Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald L. Ziegler, Director and Senior Vice President of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Ronald L. Ziegler
Ronald L. Ziegler Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Frank A. Camp, Director and Secretary of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Frank A. Camp
Frank A. Camp
Director and Secretary

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Vice President and Corporate Controller of the Board of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number
ML of New York Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-119611
ML of New York Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43654
ML of New York Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45380
ML of New York Variable Annuity Separate Account C	Merrill Lynch Consults AnnuitySM	333-90430
ML of New York Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119797
ML Life Insurance Company of New York	Asset ISM	333-133224
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller